Exhibit 10.42

*** Confidential Information Omitted and filed separately with the Securities and Exchange Commission.

CONTRACT FOR HOSPITAL INPATIENT SERVICES

Amendment No. 20

Contract No.	00-83122

Facility:	ALTA LOS ANGELES HOSPITALS, INC. dba: LOS ANGELES COMMUNITY HOSPITAL

Address:	4081 East Olympic Boulevard Los Angeles, CA 90023-3330

CONFIDENTIAL
DO NOT RELEASE

Exempt from Public Records Act
(Government Code Section 6254[q])

AMENDMENT NO. 20 TO CONTRACT NO. 00-83122 BETWEEN THE STATE OF CALIFORNIA AND ALTA LOS ANGELES HOSPITALS, INC., DOING BUSINESS AS LOS ANGELES COMMUNITY HOSPITAL.

WHEREAS, the State of California, hereinafter designated “the State”, and ALTA LOS ANGELES HOSPITALS, INC., doing business as LOS ANGELES COMMUNITY HOSPITAL, hereinafter designated “the Provider”, entered into a contract (Contract No. 00—83122) for provision of inpatient hospital services effective September 14, 2000 and subsequently amended;

NOW THEREFORE, in accordance with the provisions for renegotiation and modification set forth in Article 6, Paragraph 6.11 of the Contract, the Contract is amended as follows:

Paragraph One — Appendix D

Appendix D is hereby amended to read as attached.

Paragraph Two — Notice of Termination

In accordance with Welfare and Institutions Code section 14166.12 (p), Provider shall not submit a 120—day notice for the purpose of terminating this Contract as provided in Paragraph 6.15 of this Contract, Termination without Cause, until on or after December 31, 2009, unless a later date is specified in Paragraph 6.15 or otherwise specified in this Contract.

Paragraph Three — Effective Date of Contract Amendment

Unless otherwise specified herein, Contract changes agreed to in this Amendment are effective on February 5, 2009.

Paragraph Four — 30 Days to Sign and Return Contract Amendment

If this Amendment is not signed and returned to the California Medical Assistance Commission within 30 days of its effective date, then the California Medical Assistance Commission may take action to disapprove this Amendment.

Paragraph Five — Incorporation of Contract Rights, Duties and Obligations

All other terms and provisions of the Contract shall remain in full force and effect, so that all rights, duties and obligations, and liabilities of the parties hereto otherwise remain unchanged.

SIGNATURES

The signatories to this Amendment warrant that they have full and binding authority to make the commitments contained herein on behalf of their respective entities.

Provider	State of California Department of Health Care Services

/s/ David Topper	Nancy Hutchison
Signature	Signature

David Topper	for David Maxwell-Jolly, Ph.D.
Type Name	Director

Chief Executive Officer
Type Title

Date:February 4, 2009	Date:	2/27/09

3

APPENDIX D

PRIVATE HOSPITAL SUPPLEMENTAL FUND

This version of Appendix D governs dates of services and related Medi-Cal supplemental reimbursements for State Fiscal Year 2008-09.

Pursuant to the provisions of Welfare and Institutions Code Section 14166.12 relating to negotiations and disbursements from the Private Hospital Supplemental Fund (Fund) , the parties agree as follows:

A.            Payment

In accordance with subdivisions (j) and (m) of Section 14166.12 of the Welfare and Institutions Code, and subject to Section B of this Appendix D, the State agrees to pay the Provider from the Fund:

(1)           For services rendered from July 1, 2008 through February 28, 2009:

(a)           The installment amount of $*** if Provider is listed on the 2008-09 tentative Disproportionate Share Hospital (DSH) list issued by the California Department of Health Care Services (Department).  Payment will be made by November 1, 2000, or as soon thereafter as practicable.

(b)           The installment amount of $***.  Payment will be made by March 1, 2009, or as soon thereafter as practicable.

B.            Recovery, Right of Offset, and Hold Harmless

(1)           Payment(s) received by Provider from the Fund for the 2008-09 state fiscal year may be subject to recovery by the Department if the Department determines that the Provider fails at any time during the 2008-09 state fiscal year to meet the eligibility criteria for Fund disbursements, as specified in Welfare and Institutions Code Section 14166.12.  If the Provider fails to return the funds within 30 calendar days from the time of the Department’s notification, the Department may offset the amount to be recovered against any Medi-Cal payments which otherwise would be payable by the Department to the Provider, pursuant to Welfare and Institutions Code Section 14115.5.

(a)           Provider must promptly return to the Department all payments received from the Fund for the 2008-09 state fiscal year if the Department determines that the provider fails at any time during the 2008-09 state fiscal year to receive and/or maintain final DSH status, under Welfare and Institutions Code Sections 14166.11, 14105.98, and 14163, for the 2008-09 DSH payment adjustment year.

(b)           Unless Subparagraph (a) applies, Provider must promptly return to the Department amounts received from the Fund for the 2008-09 state fiscal year that equal the prorate portion of Provider’s 2002-03 supplement fund amount, plus any payments over the Provider’s 2002-03 supplement fund amount received from the Fund for the 2008-09 state fiscal year if the Department determines that the Provider failed to meet participation criteria for the entire 2008-09 state fiscal year, other than DSH status addressed in Subparagraph (a) above, specified in Welfare end Institutions Code Sections 14085.6 and 14166.12, which includes, but is not limited to, failed for any reason to maintain its Emergency Department as operational and licensed at the Basic Level or higher level.  For purposes of this Subparagraph (b), the amount equal to the pro-rata portion of Provider’s 2002-03 supplement fund payment, pursuant to Welfare and Institutions Code Section 14166.12 (j), will be calculated on the number of days during the 2008-09 state fiscal year that the Provider failed to meet participation criteria.

(2)           It is understood that payment made to the Provider pursuant to this Appendix D, and all prior versions of Appendix D, include State and federal funds.  The State shall be held harmless from any federal disallowance or withholding resulting from payment made to Provider pursuant to this Appendix D, or any prior version(s) of Appendix D, and the Provider shall be liable for any reduced federal financial participation resulting from the payment of funds pursuant to this Appendix D, or any prior versions of Appendix D.  In the event of federal disallowance or withholding of federal financial participation for any payments made to the Provider pursuant to this Appendix D, or any prior version(s) of Appendix D, at the time of the federal disallowance or withholding the State, in its sole discretion, may limit its recovery from the Provider to the amount of funds disallowed and paid by the State to the Provider.  Provider agrees that the amount of any such recovery may be recouped by the State by withholding and offsetting, under Welfare and Institutions Code Section 14115.5, the amount due from what would otherwise be the State’s liability to the Provider under this Contract or otherwise, seeking recovery by payment from the Provider, or a combination of these two methods.  If, after federal disallowance or withholding and State recovery or offset of funds paid to the Provider, the State regains the federal funds disallowed or withheld, then the federal end related state funds shall be repaid by the State to the Provider.

5

CONTRACT FOR HOSPITAL INPATIENT SERVICES

Amendment No. 21

Contract No.	00-83122

Facility:	ALTA LOS ANGELES HOSPITALS, INC.
dba: LOS ANGELES COMMUNITY HOSPITAL

Address:	4081 East Olympic Boulevard
Los Angeles, CA 90023-3330

CONFIDENTIAL
DO NOT RELEASE

Exempt from Public Records Act
(Government Code Section 6254[q])

AMENDMENT NO. 21 TO CONTRACT NO. 00-83122 BETWEEN THE STATE OF CALIFORNIA AND ALTA LOS ANGELES HOSPITALS, INC., DOING BUSINESS AS LOS ANGELES COMMUNITY HOSPITAL.

WHEREAS, the State of California, hereinafter designated “the State”, and ALTA LOS ANGELES HOSPITALS, INC., doing business as LOS ANGELES COMMUNITY HOSPITAL, hereinafter designated “the Provider”, entered into a contract (Contract No. 00—83122) for provision of inpatient hospital services effective September 14, 2000 and subsequently amended;

NOW THEREFORE, in accordance with the provisions for renegotiation and modification set forth in Article 6, Paragraph 6.11 of the Contract, the Contract is amended as follows:

Paragraph One — Appendix D

Appendix D is hereby amended to read as attached.

Paragraph Two — Notice of Termination

In accordance with Welfare and Institutions Code section 14166.12 (p), Provider shall not submit a 120—day notice for the purpose of terminating this Contract as provided in Paragraph 6.15 of this Contract, Termination without Cause, until on or after December 31, 2010, unless a later date is specified in Paragraph 6.15 or otherwise specified in this Contract.

Paragraph Three — Effective Date of Contract Amendment

Unless otherwise specified herein, Contract changes agreed to in this Amendment are effective on September 24, 2009.

Paragraph Four — 30 Days to Sign and Return Contract Amendment

If this Amendment is not signed and returned to the California Medical Assistance Commission within 30 days of its effective date, then the California Medical Assistance Commission may take action to disapprove this Amendment.

Paragraph Five — Incorporation of Contract Rights, Duties and Obligations

All other terms and provisions of the Contract shall remain in full force and effect, so that all rights, duties and obligations, and liabilities of the parties hereto otherwise remain unchanged.

SIGNATURES

The signatories to this Amendment warrant that they have full and binding authority to make the commitments contained herein on behalf of their respective entities.

Provider	State of California Department of Health Care Services

/s/ David Topper	/s/ [illegible]
Signature	Signature

David Topper	for David Maxwell-Jolly, Ph.D.
Type Name	Director

Chief Executive Officer
Type Title

Date: October 1, 2009	Date:	10/12/09

APPENDIX D

PRIVATE HOSPITAL SUPPLEMENTAL FUND

This version of Appendix D governs dates of services and related Medi-Cal supplemental reimbursements for State Fiscal Year 2009-10.

Pursuant to the provisions of Welfare and Institutions Code Section 14166.12 relating to negotiations and disbursements from the Private Hospital Supplemental Fund (Fund) , the parties agree as follows:

A.            Payment

In accordance with subdivisions (j) and (m) of Section 14166.12 of the Welfare and Institutions Code, and subject to Section B of this Appendix D, the State agrees to pay the Provider from the Fund:

(1)           For services rendered from July 1, 2009 through September 30, 2009:

(a)           The installment amount of $*** if Provider is listed on the 2009-10 tentative Disproportionate Share Hospital (DSH) list issued by the California Department of Health Care Services (Department).  Payment will be made by November 1, 2000, or as soon thereafter as practicable.

(b)           The installment amount of $*** Payment will be made by October 1, 2009, or as soon thereafter as practicable.

B.            Recovery, Right of Offset, and Hold Harmless

(1)           Payment(s) received by Provider from the Fund for the 2009-10 state fiscal year may be subject to recovery by the Department if the Department determines that the Provider fails at any time during the 2009-10 state fiscal year to meet the eligibility criteria for Fund disbursements, as specified in Welfare and Institutions Code Section 14166.12.  If the Provider fails to return the funds within 30 calendar days from the time of the Department’s notification, the Department may offset the amount to be recovered against any Medi-Cal payments which otherwise would be payable by the Department to the Provider, pursuant to Welfare and Institutions Code Section 14115.5.

(a)           Provider must promptly return to the Department all payments received from the Fund for the 2009-10 state fiscal year if the Department determines that the provider fails at any time during the 2009-10 state fiscal year to receive and/or maintain final DSH status, under Welfare and Institutions Code Sections 14166.11, 14105.98, and 14163, for the 2009-10 DSH payment adjustment year.

(b)           Unless Subparagraph (a) applies, Provider must promptly return to the Department amounts received from the Fund for the 2009-10 state fiscal year that equal the prorate portion of Provider’s 2002-03 supplement fund amount, plus any payments over the Provider’s 2002-03 supplement fund amount received from the Fund for the 2009-10 state fiscal year if the Department determines that the Provider failed to meet participation criteria for the entire 2009-10 state fiscal year, other than DSH status addressed in Subparagraph (a) above, specified in Welfare end Institutions Code Sections 14085.6 and 14166.12, which includes, but is not limited to, failed for any reason to maintain its Emergency Department as operational and licensed at the Basic Level or higher level.  For purposes of this Subparagraph (b), the amount equal to the pro-rata portion of Provider’s 2002-03 supplement fund payment, pursuant to Welfare and Institutions Code Section 14166.12 (j), will be calculated on the number of days during the 2009-10 state fiscal year that the Provider failed to meet participation criteria.

(2)           It is understood that payment made to the Provider pursuant to this Appendix D, and all prior versions of Appendix D, include State and federal funds.  The State shall be held harmless from any federal disallowance or withholding resulting from payment made to Provider pursuant to this Appendix D, or any prior version(s) of Appendix D, and the Provider shall be liable for any reduced federal financial participation resulting from the payment of funds pursuant to this Appendix D, or any prior versions of Appendix D.  In the event of federal disallowance or withholding of federal financial participation for any payments made to the Provider pursuant to this Appendix D, or any prior version(s) of Appendix D, at the time of the federal disallowance or withholding the State, in its sole discretion, may limit its recovery from the Provider to the amount of funds disallowed and paid by the State to the Provider.  Provider agrees that the amount of any such recovery may be recouped by the State by withholding and offsetting, under Welfare and Institutions Code Section 14115.5, the amount due from what would otherwise be the State’s liability to the Provider under this Contract or otherwise, seeking recovery by payment from the Provider, or a combination of these two methods.  If, after federal disallowance or withholding and State recovery or offset of funds paid to the Provider, the State regains the federal funds disallowed or withheld, then the federal end related state funds shall be repaid by the State to the Provider.